SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported)   May 9, 1997

                        Dynamics Corporation of America
            -----------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)

          New York               1-07252               13-0579260
     ----------------------------------------------------------------
     (State or Other          (Commission            (IRS Employer
      Jurisdiction of          File Number)       Identification No.)
      Incorporation)

     475 Steamboat Road, Greenwich, Connecticut                06830
     -----------------------------------------------------------------
     (Address of Principal Executive Offices)               (Zip Code)

     Registrant's telephone number, including area code (203) 869-3211

       ------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)


          ITEM 5.   OTHER EVENTS

                    On May 9, 1997, Dynamics Corporation of
          America, a New York Corporation ("DCA"), CTS Corporation, an Indiana corporation ("CTS"), and CTS First Acquisition Corp., a New York Corporation and a wholly-owned subsidiary of CTS ("CTS Acquisition"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which, among other things, (i) CTS Acquisition will commence a tender offer (the "Offer") to purchase up to 49.9% of DCA's outstanding shares of common stock, par value $0.10 per share (the "Common Stock"), at a price of $55 per share and (ii) DCA will merge (the "Merger") into CTS Acquisition, with CTS Acquisition surviving, and each outstanding share of Common Stock will be converted into the right to receive
          0.88 shares of CTS common stock. As a result of the Merger, DCA will become a wholly-owned subsidiary of CTS.

                    The Merger is subject to shareholder approval and other customary conditions.

                    The foregoing summary of the Merger Agreement is qualified in its entirety by reference to the text of the Merger Agreement, a copy of which is filed as an exhibit hereto and which is incorporated herein by reference.

                    On May 12, 1997, DCA amended its Rights
          Agreement, dated as of January 30, 1986, as amended on December 27, 1995 and May 9, 1997 (the "Rights Agreement"), between DCA and BankBoston (formerly The First National Bank of Boston), as Rights Agent, pursuant to which Series A Cumulative Participating Preferred Stock Purchase Rights (the "Rights") were issued to holders of the Common Stock. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such term in the Rights Agreement, as amended.

                    The Rights Agreement now provides that the Expiration Date shall mean the earliest to occur of (a) February 14, 2006, or such other date to which the Rights may be extended pursuant to the Rights Agreement, (b) the date on which the Rights are redeemed as provided in the Rights Agreement or (c) immediately prior to the Effective Time of the Merger.

                    The Rights Agreement also now provides that none of CTS, any of its Affiliates or Associates or any or its permitted assignees or transferees shall be deemed an Acquiring Person and neither a Distribution Date nor a Stock Acquisition Date shall be deemed to occur by reason of the approval, execution or delivery of the Merger Agreement, the announcement or completion of the Offer, the consummation of the Merger or the consummation of the other transactions contemplated by the Merger Agreement.

                    The foregoing summary of the amendment to the Rights Agreement is qualified in its entirety by reference to the text of the amendment, a copy of which is filed as an exhibit hereto and which is incorporated herein by reference.

          ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                    INFORMATION AND EXHIBITS.

          (a)-(b)   Not applicable.

          (c)       Exhibits

          2.1       Agreement and Plan of Merger, dated as of May
                    9, 1997, among Dynamics Corporation of America,
                    CTS Corporation and CTS First Acquisition Corp. (incorporated by reference to Exhibit 2 to Amendment No. 46 to the Schedule 13D of
                    Dynamics Corporation of America, filed May 12,
                    1997, with respect to its investment in CTS
                    Corporation). DCA agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

          4.1 Amendment No. 3, dated as of May 12, 1997, to the Rights Agreement, dated as of January 30, 1986, as amended on December 27, 1995 and May 9, 1997, between Dynamics Corporation of America and BankBoston (formerly The First National Bank of Boston), as Rights Agent.

          99.1 Press Release issued by Dynamics Corporation of America, dated May 12, 1997 (incorporated by reference to Exhibit 1 to Amendment No. 46 to the Schedule 13D of Dynamics Corporation of America, filed May 12, 1997, with respect to its investment in CTS Corporation).


                                  SIGNATURES

               Pursuant to the requirements of the Securities
          Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          Dated: May 12, 1997

                                   DYNAMICS CORPORATION OF AMERICA

                                   By: /s/ Henry V. Kensing
                                           Henry V. Kensing
                                           Vice President, General
                                           Counsel and Secretary



                                EXHIBIT INDEX

          Exhibit
            No.                  Description
          -------                -----------
          2.1       Agreement and Plan of Merger, dated as of May
                    9, 1997, among Dynamics Corporation of America,
                    CTS Corporation and CTS First Acquisition Corp. (incorporated by reference to Exhibit 2 to Amendment No. 46 to the Schedule 13D of
                    Dynamics Corporation of America, filed May 12,
                    1997, with respect to its investment in CTS
                    Corporation). DCA agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

          4.1 Amendment No. 3, dated as of May 12, 1997, to the Rights Agreement, dated as of January 30, 1986, as amended on December 27, 1995 and May 9, 1997, between Dynamics Corporation of America and BankBoston (formerly The First National Bank of Boston), as Rights Agent.

          99.1 Press Release issued by Dynamics Corporation of America, dated May 12, 1997 (incorporated by reference to Exhibit 1 to Amendment No. 46 to the Schedule 13D of Dynamics Corporation of America, filed May 12, 1997, with respect to its investment in CTS Corporation).